EX-33.1
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REPORT ON COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
PURSUANT TO ITEM 1122 OF REGULATION AB UNDER THE
SECURITIES EXCHANGE ACT OF 1934

1. HSBC Bank USA N.A. (the "Company") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Schedule I hereto (the "Applicable Servicing Criteria"). The individual asset-backed transactions and securities covered by this report are listed in Schedule II (the "Covered Transactions") and are defined by management as constituting the Platform;

2. Except as set forth in paragraph 3 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the Applicable Servicing Criteria;

3. The criteria listed as "Not applicable" on Schedule I hereto are not applicable to the Company because the Company does not perform activities with respect to the Covered Transactions relating to those criteria;

4. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Covered Transactions taken as a whole;

5. KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the Applicable Servicing Criteria for the Reporting Period.

IN WITNESS WHEREOF, I have signed this report on behalf of the Company this 3rd day of March, 2008.

/s/ Kevin T. O'Brien
Kevin T. O'Brien
Senior Vice President
Corporate Trust and Loan Agency

/s/ Thomas Musarra
Thomas Musarra
Vice President
Corporate Trust and Loan Agency

HSBC Bank USA, National Association
Corporate Trust and Loan Agency, 452 Fifth Avenue, New York, NY 10016-0200
Fax: (212) 525-1300

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                                                Schedule I



                                                                       APPLICABLE
                                SERVICING CRITERIA                     SERVICING CRITERIA
Reference                            Criteria
                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted             X
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities               Not applicable
                are outsourced to third parties, policies
                and procedures are instituted to monitor
                the third party's performance and
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                Not applicable
                agreements to maintain a back-up servicer
                for the pool assets are maintained.

1122(d)(1)(iv)  A fidelity bond and errors and                     X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on pool assets are deposited              Not applicable
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                of receipt, or such other number
                of days specified in the transaction
                agreements.

1122(d)(2)(ii)  Disbursements made via wire transfer on            Not applicable
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                    Not applicable
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                       Not applicable
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization, are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

1122(d)(2)(v)   Each custodial account is maintained at            Not applicable
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Rule 13k-1(b)(1)
                under the Securities Exchange Act of
                1934, as amended.

1122(d)(2)(vi)  Unissued checks are safeguarded so as              Not applicable
                to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a                  Not applicable
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations (A) are mathematically
                accurate; (B) are prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) are reviewed and approved by someone
                other than the person who prepared the
                reconciliation; and (D) contain
                explanations for reconciling items.
                These reconciling items are resolved
                within 90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.

                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those              Not applicable
                to be filed with the Commission, are
                maintained in accordance with the
                transaction agreements and applicable
                Commission requirements. Specifically,
                such reports (A) are prepared in
                accordance with timeframes and other
                terms set forth in the transaction
                agreements; (B) provide information
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of pool
                assets serviced by the servicer.

1122(d)(3)(ii)  Amounts due to investors are allocated             Not applicable
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

2


                                                                       APPLICABLE
                                SERVICING CRITERIA                     SERVICING CRITERIA
Reference                            Criteria

1122(d)(3)(iii) Disbursements made to an investor are              Not applicable
                posted within two business days to the
                servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

1122(d)(3)(iv)  Amounts remitted to investors per the              Not applicable
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on pool assets              Not applicable
                is maintained as required by the
                transaction agreements or related pool
                asset documents.

1122(d)(4)(ii)  Pool assets and related documents are              Not applicable
                safeguarded as required by the
                transaction agreements.

1122(d)(4)(iii) Any additions, removals or                         X
                substitutions to the asset pool are made,
                reviewed and approved in accordance with
                any conditions or requirements in the
                transaction agreements.

1122(d)(4)(iv)  Payments on pool assets, including any             Not applicable
                payoffs, made in accordance with the related
                pool asset documents are posted to the
                servicer's obligor records maintained no
                more than two business days after
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest or
                other items (e.g., escrow) in accordance
                with the related pool asset documents.

1122(d)(4)(v)   The servicer's records regarding the               Not applicable
                pool assets agree with the servicer's
                records with respect to an obligor's
                unpaid principal balance.

1122(d)(4)(vi)  Changes with respect to the terms or               Not applicable
                status of an obligor's pool asset (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                Not applicable
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

1122(d)(4)(viii)Records documenting collection efforts             Not applicable
                are maintained during the period a pool
                asset is delinquent in accordance with
                the transaction agreements. Such records
                are maintained on at least a monthly
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent home equity loans including, for
                example, phone calls, letters and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).

1122(d)(4)(ix)  Adjustments to interest rates or rates             Not applicable
                of return for pool assets with variable
                rates are computed based on the related
                pool asset documents.

1122(d)(4)(x)   Regarding any funds held in trust for              Not applicable
                an obligor (such as escrow accounts): (A)
                such funds are analyzed, in accordance
                with the obligor's pool asset documents,
                on at least an annual basis, or such
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable pool asset
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related pool asset, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor              Not applicable
                (such as tax or insurance payments) are
                made on or before the related penalty or
                expiration dates, as indicated on the
                appropriate bills or notices for such
                payments, provided that such support has
                been received by the servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

1122(d)(4)(xii) Any late payment penalties in                      Not applicable
                connection with any payment to be made on
                behalf of an obligor are paid from the
                servicer's funds and not charged to the
                obligor, unless the late payment was due
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                 Not applicable
                obligor are posted within two business
                days to the obligor's records maintained
                by the servicer, or such other number of
                days specified in the transaction
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs and                     Not applicable
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

1122(d)(4)(xv)  Any external enhancement or other                  Not applicable
                support identified in Item
                1114(a)(1) through (3) or Item 1115 of
                this Regulation AB, is maintained as set
                forth in the transaction agreements.


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

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Schedule II

WELLS FARGO MORTGAGE-BACKED SECURITIES

SERIES                  CLOSED
WFMBS 2006-5            4/27/2006
WFMBS 2006-6            4/27/2006
WFMBS 2006-7            5/30/2006
WFMBS 2006-AR7          4/25/2006
WFMBS 2006-AR8          4/27/2006
WFMBS 2006-8            6/29/2006
WFMBS 2006-9            7/28/2006
WFMBS 2006-10           7/28/2006
WFMBS 2006-AR10         6/29/2006
WFMBS 2006-AR11         7/28/2006
WFMBS 2006-11           8/30/2006
WFMBS 2006-AR12         8/30/2006
WFMBS 2006-12           9/28/2006
WFMBS 2006-AR13         8/30/2006
WFMBS 2006-13           9/28/2006
WFMBS 2006-14           9/28/2006
WFMBS 2006-AR14         9/28/2006
WFMBS 2006-AR15         9/28/2006
WFMBS 2006-15           10/30/2006
WFMBS 2006-16           10/30/2006
WFMBS 2006-AR16         9/22/2006
WFMBS 2006-AR17         9/28/2006
WFMBS 2006-17           10/27/2006
WFMBS 2006-AR18         10/24/2006
WFMBS 2006-18           11/28/2006
WFMBS 2006-AR19         11/21/2006
WFMBS 2006-19           11/29/2006
WFMBS 2006-20           11/29/2006
WFMBS 2007-1            1/29/2007
WFMBS 2007-2            2/27/2007
WFMBS 2007-AR3          3/21/2007
WFMBS 2007-3            3/28/2007
WFMBS 2007-4            3/28/2007
WFMBS 2007-5            4/27/2007
WFMBS 2007-6            4/27/2007
WFMBS 2007-7            5/30/2007
WFMBS 2007-8            6/28/2007
WFMBS 2007-9            6/28/2007


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WFMBS 2007-10           6/28/2007
WFMBS 2007-11           7/30/2007
WFMBS 2007-12           8/29/2007
WFMBS 2007-13           8/29/2007
WFMBS 2007-AR4          8/30/2007
WFMBS 2007-14           9/28/2007
WFMBS 2007-AR5          10/25/2007
WFMBS 2007-AR6          10/25/2007
WFMBS 2007-15           10/29/2007
WFMBS 2007-AR7          11/27/2007
WFMBS 2007-16           11/28/2007
WFMBS 2007-AR8          11/29/2007
WFMBS 2007-AR9          11/29/2007
WFMBS 2007-17           12/20/2007
WFMBS 2007-AR10         12/21/2007

WELLS FARGO HOME EQUITY TRUST SECURITIES

WFHET 2006-1            5/30/2006
WFHET 2006-2            6/29/2006
WFHET 2006-3            12/21/2006
WFHET 2007-1            3/30/2007
WFHET 2007-2            4/20/2007

WELLS FARGO ALTERNATIVE LOAN TRUST SECURITIES

WFALT 2007-PA1          2/27/2007
WFALT 2007-PA2          5/24/2007
WFALT 2007-PA3          6/27/2007
WFALT 2007-PA4          7/25/2007
WFALT 2007-PA5          10/29/2007
WFALT 2007-PA6          11/28/2007


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